Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David Afshar, certify that:

To my knowledge, the Annual Report on Form 10-K for the year ended December 31, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of American Oncology Network, Inc.

March 27, 2025

By: /s/ David Afshar

David Afshar
Chief Financial Officer